UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2007

ACCURAY INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 13, 2007, Accuray Incorporated (the “Company”) announced the closing of its initial public offering of common stock and the exercise by the underwriters of their over-allotment option to purchase an additional 2,399,998 shares of the Company’s common stock.

A copy of the Company’s press release dated February 13, 2007, titled “Accuray Incorporated Announces Underwriters’ Exercise of Over-Allotment Option and Completion of Initial Public Offering,” is attached hereto as Exhibit 99.1 and is herein incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this report on Form 8-K:

Number	Description

99.1	Press Release dated February 13, 2007 of Accuray Incorporated titled “Accuray Incorporated Announces Underwriters’ Exercise of Over-Allotment Option and Completion of Initial Public Offering.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: February 15, 2007	By:	/s/ Robert E. McNamara
Robert E. McNamara Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Number	Description

99.1	Press Release dated February 13, 2007 of Accuray Incorporated titled “Accuray Incorporated Announces Underwriters’ Exercise of Over-Allotment Option and Completion of Initial Public Offering”